UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE PNC FINANCIAL SERVICES GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Vote by Internet
Go to www.envisionreports.com/PNC or scan the QR code – login details are located in the shaded bar below.

Proxies submitted electronically must be received by 1:00am, Eastern Time, on April 23, 2019.

Annual Meeting Notice & Admission Ticket

Important Notice Regarding the Availability of Proxy Materials for

The PNC Financial Services Group, Inc. Annual Meeting of Shareholders to be Held on April 23, 2019

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials (including the 2019 Proxy Statement and Notice of Annual Meeting and the 2018 Annual Report) are available at:

www.envisionreports.com/PNC

Easy Online Access – View proxy materials and vote your shares.
Step 1:	Go to www.envisionreports.com/PNC to view the materials.
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper copy or email of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side by April 12, 2019 to facilitate timely delivery.

∎	2 N O T C O Y

02YVJF

Notice of Annual Meeting of Shareholders

The PNC Financial Services Group, Inc. Annual Meeting of Shareholders will be held on Tuesday, April 23, 2019, 11:00 a.m. Eastern Time, The Tower at PNC Plaza - James E. Rohr Auditorium, 300 Fifth Avenue, Pittsburgh, Pennsylvania 15222

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all nominees in Item 1 and FOR Items 2 and 3.

1.	Election of Directors:

01 - Joseph Alvarado

02 - Charles E. Bunch

03 - Debra A. Cafaro

04 - Marjorie Rodgers Cheshire

05 - William S. Demchak

06 - Andrew T. Feldstein

07 - Richard J. Harshman

08 - Daniel R. Hesse

09 - Richard B. Kelson

10 - Linda R. Medler

11 - Martin Pfinsgraff

12 - Toni Townes-Whitley

13 - Michael J. Ward

2.	Ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as PNC’s independent registered public accounting firm for 2019.
3.	Advisory vote to approve named executive officer compensation.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials (including the 2019 Proxy Statement and Notice of Annual Meeting and the 2018 Annual Report) to receive a proxy card to vote by mail or telephone. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to attend the meeting - The Tower at PNC Plaza is located at 300 Fifth Avenue, Pittsburgh, Pennsylvania 15222. Directions are available at www.pnc.com/annualmeeting.

Upon arrival, please present this admission ticket and valid photo identification at the registration desk.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

–	Internet - Go to www.envisionreports.com/PNC. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper copy or email of the current proxy materials and submit your preference for email or paper delivery of proxy materials for future meetings.

–	Telephone - Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the current proxy materials by mail. You can also submit a preference to receive a paper copy of the proxy materials for future meetings.

–	Email - Send an email to investorvote@computershare.com with “Proxy Materials PNC” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side, and state in the email that you would like to receive a paper copy of the current proxy materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 12, 2019.

THE PNC FINANCIAL SERVICES GROUP, INC. NOTICE OF 2019 ANNUAL MEETING AND PROXY STATEMENT Control Number:

To:

We are pleased to deliver the PNC 2019 Proxy Statement and Notice of Annual Meeting and the 2018 Annual Report via email and provide you with the opportunity to vote online. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials are available through the links below, and you can now vote your shares for the 2019 Annual Meeting of Shareholders.

To view the 2019 Proxy Statement and Notice of Annual Meeting and the 2018 Annual Report, visit - www.envisionreports.com/PNC

To cast your vote, visit: www.envisionreports.com/PNC and follow the voting instructions.

You will need the Control Number provided above. You only need to vote once.

Your vote MUST BE received by 1:00 a.m., Eastern Time, on April 23, 2019.

Notice of 2019 Annual Meeting of Shareholders

PNC’s Annual Meeting of Shareholders will be held on Tuesday, April 23, 2019 at The Tower at PNC Plaza – James E. Rohr Auditorium, 300 Fifth Avenue, Pittsburgh, Pennsylvania 15222 beginning at 11:00 a.m., Eastern Time.

Directions to attend the meeting are available at www.pnc.com/annualmeeting.

Other Information

If you would like to receive a paper copy of the proxy materials in the mail at no cost to you, please place a request with PNC’s transfer agent, Computershare Trust Company, N.A. using one of the following methods:

Internet - Go to: www.envisionreports.com/PNC. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper copy of the current proxy materials.

Telephone - Call (866) 641-4276 and follow the instructions to log in and order a paper copy of the proxy materials.

Email - Send an email to investorvote@computershare.com with “Proxy Materials PNC” in the subject line. Include in the message your full name and address, plus the 15-digit Control Number indicated at the top of this message, and state in the email that you would like to receive a paper copy of the current proxy materials.

If you have any questions about submitting your vote or viewing the proxy statement and annual report online, you can call Computershare’s PNC Shareholder Services line at (800) 982-7652.

REMEMBER, YOUR VOTE IS IMPORTANT. PLEASE VOTE.

Please do not reply to this email. This mailbox is not monitored and you will not receive a response.

THE PNC FINANCIAL SERVICES GROUP, INC. NOTICE OF 2019 ANNUAL MEETING AND PROXY STATEMENT Control Number:

To:

We are pleased to deliver the PNC 2019 Proxy Statement and Notice of Annual Meeting and the 2018 Annual Report via email. As a participant in The PNC Financial Services Group, Inc. Incentive Savings Plan (the ISP or
401(k) plan) with units in the PNC Stock Fund, you have the right to provide the Trustee of the plan with voting instructions for the equivalent shares you hold in your PNC Stock Fund account.

There are two voting methods available and this communication provides instructions for using each of those methods along with links to the proxy statement and annual report. Please carefully review the proxy materials before providing voting instructions. These materials contain important information about PNC and the matters expected to come before the meeting for a vote.

To view the 2019 Proxy Statement and Notice of Annual Meeting and the 2018 Annual Report, visit - www.envisionreports.com/PNC

To cast your vote electronically - Visit www.envisionreports.com/PNC and follow the voting instructions. You will need the Control Number provided above.

To vote via a paper Voting Instruction Card - You can provide your voting instructions to the Trustee using a paper Voting Instruction Card which you can request. In order that you may receive and then submit your Voting Instruction Card in a timely manner, your request for materials must be received no later than April 9, 2019. To receive a Voting Instruction Card or to request a paper copy of the 2019 Proxy Statement and Notice of Annual Meeting and the 2018 Annual Report, please contact Computershare using one of these methods:

Internet - Go to www.envisionreports.com/PNC. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper copy of the current proxy materials.

Telephone - Call (866) 641-4276 and follow the instructions to log in and order a paper copy of the proxy materials.

Your vote MUST BE received by 11:59 p.m., Eastern Time, on April 18, 2019 to ensure that the Trustee has adequate time to tabulate your voting instructions.

Notice of 2019 Annual Meeting of Shareholders

PNC’s Annual Meeting of Shareholders will be held on Tuesday, April 23, 2019 at The Tower at PNC Plaza – James E. Rohr Auditorium, 300 Fifth Avenue, Pittsburgh, Pennsylvania 15222 beginning at 11:00 a.m., Eastern Time.

Thank you for viewing The PNC Financial Services Group, Inc. Annual Meeting materials and for submitting your very important vote.

Please do not reply to this email. This mailbox is not monitored and you will not receive a response.